SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]   Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        Guaranty Federal Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ]   Fee paid previously with preliminary materials.
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  [ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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
                        GUARANTY FEDERAL BANCSHARES, INC.
                              1341 WEST BATTLEFIELD
                            SPRINGFIELD MO 65807-4181
                                 (417) 889-2494

                      -----------------------------------

                        NOTICE OF MEETING OF STOCKHOLDERS
                         To Be Held on October 27, 1999

         Notice is hereby given that an annual meeting of the stockholders ("Meeting") of Guaranty Federal Bancshares, Inc. (the "Company") will be held at the offices of the Guaranty Federal Savings Bank (the "Bank"), 1341 West Battlefield, Springfield, Missouri, on October 27, 1999, at 5:00 p.m., Central Time. Stockholders of record at the close of business on September 7, 1999, are the stockholders entitled to vote at the meeting.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is being held for the purpose of considering and acting upon:

         1.       The election of three directors.

         2. The ratification of Baird, Kurtz & Dobson as Independent Certified Public Accountant to the Company for the fiscal year ending June 30, 2000.

                  3. Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ James E. Haseltine
                           -----------------------------------
                           James E. Haseltine
                           President

Springfield, Missouri
September 24, 1999

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                               September 24, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 1999 Annual Meeting of Stockholders to be held at the main office of Guaranty Federal, located at 1341 West Battlefield, on Wednesday, October 27, 1999 at 5:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of Baird, Kurtz & Dobson, independent accountants, will be present to respond to any questions that stockholders may have.

         Whether or not you plan to attend the meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

                                          Respectfully,


                                          /s/ James E. Haseltine
                                          ------------------------------------
                                          James E. Haseltine
                                          President and Chief Executive Officer

                        GUARANTY FEDERAL BANCSHARES, INC.
                              1341 WEST BATTLEFIELD
                        SPRINGFIELD, MISSOURI 65807-4181



                                 PROXY STATEMENT


                                GENERAL STATEMENT

         This Proxy Statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on October 27, 1999, and at any adjournment(s) thereof. The Annual Meeting will be held at 5:00 p.m. at the Company's corporate office at 1341 W. Battlefield, Springfield, Missouri. It is anticipated that this Proxy Statement will be mailed to Stockholders on or about September 24, 1999.

                 RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

         All persons who were Stockholders of the Company on September 7, 1999, ("Record Date") will be entitled to cast votes at the meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 5,495,246 shares of common stock outstanding.

         Holders of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Annual Meeting.

         Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the meeting, will be voted at the Annual Meeting in accordance with the Stockholder's instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each Stockholder shall have one vote for each share of stock owned.

         A Stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a Stockholder who attends the Annual Meeting will be revoked only if that Stockholder files the proper written instrument with the Secretary prior to the end of the voting.

         To the extent necessary to assure sufficient representation at the Annual Meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or by further correspondence. Such officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from Stockholders will be borne by the Company.

         Regardless of the number of shares of the Company's common stock, par value $0.10 per share ("Common Stock"), owned, it is important that Stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this Proxy Statement, and upon any other business that may properly come before the meeting or any adjournment thereof. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Directors are elected by a plurality of votes of the shares present in person or by proxy at the Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Articles of Incorporation of the Company (the "Articles of Incorporation") restrict the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company or the Bank. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

=====================================================================================
            Name and Address                 Amount and Nature of
           Of Beneficial Owner               Beneficial Ownership    Percent of Class
-------------------------------------------------------------------------------------
      Guaranty Federal Savings Bank               344,454(1)               6.3%
 Employee Stock Ownership Plan ("ESOP")
          1341 West Battlefield
       Springfield, MO 65807-4181
-------------------------------------------------------------------------------------
   Carl Marks Management Company, L.P.            313,700(2)               5.7%
           135 E. 57th Street
        New York, New York 10022
-------------------------------------------------------------------------------------
      Great Southern Bancorp, Inc.                356,520(3)               6.5%
          1451 East Battlefield
          Springfield, MO 65807
=====================================================================================

(1) Based on a Schedule 13G filed on February 13, 1998. Reflects shared dispositive and voting power with respect to all shares listed. The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee.

(2) Based on a Schedule 13G jointly filed on July 6, 1998 by Carl Marks Management Company, L.P., Andrew M. Boas and Robert C. Ruocco. Sole voting power and sole dispositive power is reported for all shares by Carl Marks Management Company, L.P. Each of Messrs. Boas and Ruocco report shared voting power and shared dispositive power over the same shares.

(3) Based on a Schedule 13 G jointly filed on October 13, 1998 by Great Southern Bancorp, Inc., William V. Turner, Don M. Gibson, Richard L. Wilson and Steven G. Mitchem. Messrs. Turner and Mitchem share the same address with Great Southern Bancorp, Inc. Messrs. Gibson and Wilson report an address of 430 South Avenue, Springfield, Missouri 65806. Great Southern Bancorp, Inc. reports sole voting and dispositive power over 311,200 shares and no shared voting or dispositive power over any shares. Mr. Turner reports sole voting and dispositive power over 6,340 shares and shared voting and dispositive power over 22,800 shares. Mr. Gibson reports sole voting and dispositive power over 5,911 shares. Mr. Wilson reports shared voting and dispositive power over 10,269 shares. Mr. Mitchem reports shared voting and dispositive power over 500 shares.

         The following table sets forth certain information as of the Record Date, with respect to the Shares of the Company's Common Stock beneficially owned by each of the Directors of the Company, and the total owned by directors and executive officers as a group.

================================================================================
                                         Total Shares        Percent of Total
                                         Beneficially           Outstanding
      Name of Beneficial Owner               Owned             Common Shares
------------------------------           ------------        ----------------

Jack L. Barham                           31 ,807(1)(2)               *
James E. Haseltine                         65,749(3)               1.2%
Wayne V. Barnes                          50,793(1)(2)                *
George L. Hall                           14,069(1)(2)                *
Ivy L. Rogers                            19,211(1)(2)                *
Gary Lipscomb                            41,810(1)(2)                *
Raymond D. Tripp                           6,000(1)                  *
Gregory V. Ostergren                       1,000(1)
Total owned by all directors and
executive officers as a group (ten        307,722(4)               5.5%
persons)
================================================================================

*     Less than 1%
--------------------------------
(1) Excludes 344,454 shares of Common Stock held under the ESOP and 50,927 shares held under a restricted stock plan (the "RSP") and a recognition and retention plan (the "RRP") for which such individual serves as a member of the ESOP, RRP or RSP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

(2) Includes 4,681 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date. Includes 1,503 shares over which the individual shares voting power.

(3) Includes 9,389 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date. Includes 4,157 shares over which the individual shares voting power.

(4) Includes 61,350 shares that may be acquired within 60 days of the Record Date through the exercise of options. Excludes 340,242 shares of Common Stock held under the ESOP (344,454 shares minus the 4,212 shares allocated to executive officers) and 50,927 shares held in the RSP and RRP for which all directors other than Mr. Haseltine serve as members of the ESOP, RRP or RSP Committees or Trustee Committees. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year.

                                 FIRST PROPOSAL
                              ELECTION OF DIRECTORS

         The following table shows the name, age and position during the past five years of each nominee for election as director, and the length of time he has served as a director. The term of each director is three years.

         Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for a three-year term, and until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

                   Nominees for Three-Year Terms Expiring 2002

=====================================================================
           Name           Age (1)     Director Since         Position
Wayne V. Barnes             67             1976              Director
Ivy L. Rogers               80             1990              Director
Gregory V. Ostergren        44             1999              Director
=====================================================================

(1)  As of the Record Date

     Wayne V. Barnes was the owner of Sunnyland Stages, Inc., until its sale in 1998. He is presently the owner of Sunnyland Tours, Inc., Springfield, Missouri. Mr. Barnes attended the University of Missouri and Drury College, and served in the US Navy. He is active in many civic organizations.

     Ivy L. Rogers retired from the US Department of Justice Bureau of Prisons. He held position as Chief Construction Representative working out of Washington, DC and other parts of the country. He was self-employed as a consultant for construction projects. He supervised construction of several new buildings from 1982 to 1996 for Greene County Missouri. Mr. Rogers served in the US Navy Construction Battalion during World War II. He is an ordained deacon in a Southern Baptist Church.

     Gregory V. Ostergren is the President and Chief Executive Officer of American National Property and Casualty Insurance Company, Springfield, Missouri. After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota. He moved to Springfield, Missouri in 1990, with his family. He is a member of the American Academy of Actuaries and an Associate of the Casualty Actuarial Society. He is also Chairman of the College of Natural and Applied Sciences
Advisory Board for Southwest Missouri State University, on the Board of Directors of the Springfield Public School Foundation, past Board Member and Treasurer of the United Way of the Ozarks, and has served on a number of other professional and civic boards.

                         Directors Who Are Not Nominees
                  Who Will Continue in Office After the Meeting
================================================================================
                                                                       Current
                                                            Director     Term
  Name                 Age (1)          Position(s)          Since     Expires
----------------     ----------       -------------          -----     ---------
George L. Hall           91              Director              1987       2000
Gary Lipscomb            69              Director              1991       2000
Jack L. Barham           66         Director, Chairman         1983       2001
James E. Haseltine       53      Director, President, CEO      1990       2001
Raymond D. Tripp         54              Director              1998       2001
================================================================================

(1)  As of the Record Date

Biographical Information

     The principal occupation of each Director is presented below:

     George L. Hall is a retired owner and manager of the Ed. V. Williams Clothing Company in Springfield. He is active in many civic and religious organizations.

     Gary Lipscomb, CPA, practiced as a Certified Public Accountant for over 25 years in Springfield, Missouri retiring from his firm, Lipscomb, Kirkpatrick and Company, CPA's in August of 1988 to devote full time to the operation of Lipscomb Ford-Chrysler, Inc. in Branson, Missouri. He sold his Branson operation in December of 1993 and since that time has owned and operated, with his wife Betty, Lipscomb Mitsubishi in Springfield, Missouri. Mr. Lipscomb has been and is active in many social, fraternal, and religious activities. Mr. Lipscomb owns various real estate investments in Springfield and Branson, including a partnership interest in the Galleria in Springfield, Missouri.

     Jack L. Barham worked at the Bank for 24 years and retired 1995. He served in various positions of responsibility and was a Realtor and appraiser. In 1983 he was elected to the Board of Directors and in 1990 was elected Vice President and Chairman of the Board. He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.

     James E. Haseltine joined the Bank in 1983, and has served as Director, President and Chief Executive Officer since 1990. After graduating Drury College in 1968, he served with the US Army in the Republic of Viet Nam. Since that time, he has served as a founding member and Chairman of the Affordable Housing Action Board of Springfield, an organization serving low to moderate income families.

     Currently, he serves as a director of America's Community Bankers, a national trade organization serving financial institutions, is Vice President of the Springfield Business and Development Corporation, a director of the Home Builders Association of Springfield, and a director of the Springfield Public Schools Foundation. He is a member of First and Calvary Presbyterian Church.

     Raymond D. Tripp is President/Owner of Bolivar Insulation Company. Before relocating to Springfield five years ago, he worked for Owens Corning in Toledo, Ohio for seventeen years. Raymond and Linda, his wife, own and operate ten building material contracting branches throughout Missouri and Northwest Arkansas. He is very active in Southeast Rotary Club as a director, he serves as a director of the Missouri Golf Association, board member of the Springfield Business Development Corporation, board member of the Private Industry Job Council, and member in the Insulation Contractors Advisory Boards, Home Builders Association, and Springfield Contractors Association.

Meetings and Committees of the Board of Directors

         The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Executive, Audit, Investment, ESOP (Employee Stock Ownership Plan), Option, RRP and RSP Committees.

         During fiscal 1999, the Board of Directors met at 12 regular meetings and one special meeting called in accordance with the bylaws. No Director attended less than 75% of said meetings and the meetings held by all committees of the Board of Directors on which he served.

         The Audit Committee consists of Messrs. Lipscomb, Barnes, Hall, Rogers, Barham, Tripp and Ostergren. This standing committee regularly meets on a quarterly basis for the first three fiscal quarters with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee, along with the entire Board of Directors, meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met four times during the fiscal year ended June 30, 1999.

         The Nominating Committee, a non-standing committee, meets once a year and is composed of the board of directors whose terms will not expire at the next annual meeting. Nominations by a stockholder will be considered if written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation between 30 and 60 days prior to the meeting. However, if less than 31 days' notice of the meeting is given to stockholders, written notice must be similarly given no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, (iv) other information that would be required in a proxy statement. The stockholder giving notice must list, for himself, name and address as they appear on the Corporation's books, and the amount of Common Stock beneficially owned.

         The entire Board of Directors functions as a compensation committee, however Mr. Haseltine does not participate in matters of his own compensation. The committee meets as needed and met one time during the fiscal year ended June 30, 1999.

Directors' Compensation

         Each member of the Board of Directors receive a yearly fee of $9,000, payable monthly. Directors do not receive fees for attendance at committee meetings.

         Directors Barham, Barnes, Hall, Rogers and Lipscomb each received awards of stock options covering 21,702 shares of Common Stock under an option plan and 8,682 shares of Common Stock under the Restricted Stock Plan following stockholder approval of these plans July 22, 1998. These directors each received awards of stock options covering 1,698 shares of Common Stock under a 1994 option plan. All awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the plans.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Compensation Committee Interlocks and Insider Participation

         For the fiscal year ended June 30, 1999, the compensation committee consisted of directors Barham, Barnes, Hall, Haseltine, Lipscomb, Rogers and Tripp. This standing committee reviews performance, industry salary surveys and the recommendations of management concerning compensation. Mr. James E. Haseltine is the President and Chief Executive Officer of the Bank and the Company. Mr. Haseltine does not participate in compensation committee matters involving his compensation. The Bank holds a loan originated in March 1987 that is secured by a mortgage on the residence of Mr. Haseltine. Mr. Haseltine paid reduced origination and application fees for the loan, a Bank policy applicable at that time to all employees and directors. During the 1999 fiscal year, the largest balance on this loan was $62,466 and the interest rate was 7.0%. Mr. Jack L. Barham is the Chairman of the Board of Directors of the Company and the Bank and had been, for many years until his retirement in 1995, an officer of the Bank.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Bank, with the Board of Directors, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiary to meet the Company's mission, goals and objectives.

         To determine the compensation and benefit plans of employees, executive officers and directors, the committee sets salary ranges for each senior officer, and fees for the Board of Directors. Management then determines, and is responsible to the Compensation Committee for salary ranges for junior level officers and staff. The Committee then reviews (i) the financial performance of the bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each senior officer and the compensation levels of each officer compared to the compensation levels of persons with similar duties and responsibilities at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

         All employees and officers participate on an equal, non-discriminatory basis in the Bank's medical insurance plan, long-term disability plan and group life insurance plan. The Bank also provides all employees and officers with the opportunity to participate in the Employee Stock Ownership Plan (ESOP), and a non-contributory 401 (k) tax-deferred savings plan. In 1997, the Bank discontinued use of a cash bonus plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

         Stock Option Plan and Restricted Stock Award Plan. The 1998 Stock Option Plan and the Restricted Stock Plan (RSP) were designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board and senior officers to manage the Bank and the Company. The stock plans were approved by stockholders at a special meeting held July 22, 1998, and distribution of the plans was as listed in the Proxy Statement. The Committee and the Board of Directors believe the 1998 awards provide adequate incentives to recipients.

         Report of Chief Executive Officer Compensation. The CEO's compensation is based on the same factors as those applied to other officers and employees, however, more emphasis is placed on the general health of the Bank and the Company, and their financial performance. In 1997, the Board of Directors ended a practice of paying an annual cash bonus to all officers and employees based on return on assets. Salaries were adjusted for 1998 to account for elimination of the bonus plan. The CEO's salary was increased by 8.8% to reflect an .88% return on assets. Prospectively, the compensation package will reflect a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company. Stock awards under the SOP and RSP plans provide incentive, but should not replace, or override, maintenance of the compensation range established from the comparables.

                           THE COMPENSATION COMMITTEE

     Jack Barham Wayne Barnes George Hall James Haseltine Gary Lipscomb Ivy Rogers Raymond Tripp

Summary Compensation Table

         The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the fiscal years ended June 30, 1999, 1998 or 1997 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

==============================================================================================================================
                                     Annual Compensation                              Long-Term Compensation
                             -------------------------------------     -------------------------------------------------------
                                                                                Awards                       Payouts
                                                                      ---------------------------    -------------------------
                 Fiscal
   Name and       Year                                Other Annual     Restricted     Securities                    All Other
   Principal      Ended                               Compensation       Stock        Underlying       LTIP       Compensation
   Position     June 30,     Salary       Bonus           (1)            Awards        Options       Payouts
------------------------------------------------------------------------------------------------------------------------------
   James E.       1999       $106,802     $ --          $ 12,609      $287,683(2)       41,560          -          $ 19,983(3)
   Haseltine      1998       100,814     8,600            9,990            -               -            -               -
  President &     1997        96,250      6,510          11,329            -               -            -          $ 11,380(4)
      CEO
==============================================================================================================================

(1) Includes Directors' fees for Mr. Haseltine of $9,000 for the years ended June 30, 1999, 1998 and 1997 in addition to an automobile allowance.
(2) The Bank granted to Mr. Haseltine 21,405 shares of Common Stock during the fiscal year ended June 30, 1999. As of the date awarded, the shares were valued at $13.44 per share. Such shares vest at a rate of 20% per year with the first installment vesting on July 22, 1999. Dividends are paid on restricted stock after awards vest. As of June 30, 1999, Mr. Haseltine had 23,852 shares of restricted stock, which had a value of $280,261 (based on a closing price of $11.75 on June 30, 1999).
(3) Consists of an allocation of 1,709.73 shares of Common Stock under the ESOP. The stock price per share on the date of allocation was $11.6875.
(4) Consists of the Bank's accruals pursuant to a pension plan. The plan was subsequently terminated.

Employment Agreements

         The Bank has entered into employment agreements with James E. Haseltine, President and Chief Executive Officer and other executive officers of the Bank. Mr. Haseltine's employment agreement covers a term of two years. The agreements will be terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of the employee's salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than 18 months. Mr. Haseltine's employment agreement contains a provision stating that in the event of the termination of employment in connection with any future change in control of the Bank, as defined in the agreement, Mr. Haseltine will be paid a lump sum an amount equal to two times Mr. Haseltine's five year average annual taxable compensation. Assuming termination of employment following a change in control at the end of the 1999 calendar year, this amount would be approximately $235,000. In addition, the Bank entered into similar employment agreements with eight other officers, which will provide a severance payment upon termination without just cause in the event of a change in control, as defined in the agreements. Assuming termination of those eight officers following a change in control at the end of the 1999 calendar year, this amount would be approximately $1.06 million. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

                             STOCK PERFORMANCE GRAPH

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in

Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of the close of business on December 30, 1997 (the date of initial issuance of the Common Stock) and the hypothetical value of that investment as of the Company's fiscal years ended June 30, 1999 and 1998.

[GRAPHIC OMITTED]

========================================================================
                                         12/30/97      6/30/98   6/30/99
------------------------------------------------------------------------
CRSP Nasdaq U.S. Index                    100.00        120.59    172.48
------------------------------------------------------------------------
CRSP Nasdaq Bank Index                    100.00        103.99    102.75
------------------------------------------------------------------------
Guaranty Federal Bancshares, Inc.         100.00        101.61     95.19
========================================================================

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

======================================================================================================================
                                      Individual Grants
--------------------------------------------------------------------------------------------
                                                                                                 Potential Realizable
                                                                                                   Value At Assumed
                     Number of Securities     Percent of Total                                   Annual Rates Of Stock
                          Underlying            Options/SARs      Exercise or                     Price Appreciation
                         Options/SARs       Granted to Employees  Base Price      Expiration        For Option Term
         Name            Granted (#)           in Fiscal Year       ($/Sh)           Date          5 % ($)    10% ($)
----------------------------------------------------------------------------------------------------------------------
James E. Haseltine          41,560                  9.4%            $ 13.44    July 21, 2008     351,279       890,211
======================================================================================================================

               AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END
                                OPTION/SAR VALUES

                                                    Number of Securities
                                                   Underlying Unexercised    Value of Unexercised in-the-
                         Shares                    Options/SARs at FY-End     Money Options/SARs at FY-
          Name          Acquired        Value         (#) Exercisable /         End ($) Exercisable /
                     on Exercise(#)  Realized($)        Unexercisable              Unexercisable(1)
James E Haseltine        10,000       117,500         1,077 / 48,945               6,171 / 42,316
=============================================================================================================

--------------------
(1)  Based on a closing market price of $11.75 per share on June 30, 1999.

Transactions with Certain Related Persons

         Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. Loans made to officers, directors and executive officers are made in the ordinary course of business on the same terms and conditions as would be made to any other customer in the ordinary course of business. Prior to August 1989, all employees, officers and directors were eligible for accommodations as to origination and application fees. This practice was eliminated in 1989, as to directors and executive officers. Set forth below is certain information as of June 30, 1998, as to loans in excess of $60,000 made by the Bank, prior to 1990, to each of its directors and executive officers and affiliates of directors and executive officers.

                                    Original   Balance at     Largest
    Name of Officer      Date         Loan      June 30,   Balance Since   Interest  Loan
      or Director     Originated     Amount       1999      July 1, 1998     Rate    Type
------------------------------------------------------------------------------------------
James E. Haseltine    March, 1987   $90,000     $60,120       $62,466       7.000%   Real
                                                                                    Estate
------------------------------------------------------------------------------------------

         The Company intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

                           SECOND STOCKHOLDER PROPOSAL
                    RATIFICATION OF BAIRD, KURTZ & DOBSON AS
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         Baird, Kurtz & Dobson was the Company's independent auditor for the fiscal year ended June 30, 1999. The Board of Directors has approved the selection of Baird, Kurtz & Dobson as auditor for the fiscal year ending June 30, 2000, subject to ratification by stockholders. If not ratified, the Board of Directors will reconsider its selection. Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Corporation at the meeting.

         The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Baird, Kurtz & Dobson as auditor.

         A representative of Baird, Kurtz & Dobson will be present at the Meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

                                  MISCELLANEOUS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before September 27, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999, including financial statements, will be mailed on September 24, 1999, to all stockholders of record as of the close of business on September 7, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1341 W.
Battlefield, Springfield, Missouri 65807-4181, no later than May 27, 2000.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office between 60 days and 30 days prior to the meeting. If next year's annual meeting was also held on October 27, then proposals would have to be delivered between August 28, 2000 and September 27, 2000. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting. However, if less than 31 days' notice of the annual meeting is provided, a stockholder's proposal would have to be received no later than 10 days after notice was mailed by the Company for that meeting.

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY
FEDERAL  BANCSHARES,   INC.,  1341  WEST  BATTLEFIELD,   SPRINGFIELD,   MISSOURI
65807-4181.

Dated:  September 24, 1999

|X|  PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE  GUARANTY FEDERAL BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 1999

         The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on Wednesday, October 27, 1999, at 5:00 p.m., local time, and at any and all adjournments thereof, in the following manner:

         Please be sure to sign and date this Proxy below.   -------------------
                                                             Date

         ------------------------------------                -------------------
         Stockholder                                         Co-holder (if any)

                                                                                                                     FOR ALL
                                                                                     FOR           WITHHOLD           EXCEPT
                                                                                     ---           --------           ------
1.        The election as directors of all nominees  listed (except as marked to the contrary below):
                                                                                     | |             | |               | |
           Wayne V. Barnes
           Ivy L. Rogers
           Gregory V. Ostergren

          INSTRUCTION : To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.

          -------------------------------------------

                                                                                     FOR               AGAINST            ABSTAIN
                                                                                     ---               -------            -------

2.        The  ratification  of the  appointment  of  Baird,  Kurtz & Dobson  as independent  auditors  of the  Company for the fiscal year ending June
          30,
          2000.                                                                       | |                 | |                | |

     In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

         THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

    Detach above card, sign, date and mail in postage paid envelope provided.

                        GUARANTY FEDERAL BANCSHARES, INC.

         Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder's decision to terminate this Proxy.

         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders and a Proxy Statement dated September 24, 1999.

         Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.